UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2010

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On February 2, 2010, ULURU Inc., a Nevada corporation (“Uluru”), entered into a Securities Purchase Agreement with several institutional investors (the “Securities Purchase Agreement”).  Pursuant to the Securities Purchase Agreement, we have agreed to issue to those investors 5,000,000 shares of our common stock, par value $0.001 per share (the “Offering”).

The aggregate net proceeds from the Offering, after deducting the Placement Agents’ fees (described below) and estimated offering expenses payable by us, are expected to be approximately $900,000.  The Offering is expected to close on or about February 5, 2010, subject to satisfaction of standard closing conditions.

Pursuant to the terms of an engagement letter dated November 9, 2009 (the “Engagement Letter”), with Rodman & Renshaw, LLC (the “Placement Agent”) acted as exclusive placement agent on a reasonable best efforts basis with respect to the Offering.  As consideration for the Placement Agent’s services, the Placement Agent will receive a placement fee equal to 7% of the aggregate gross proceeds of the Offering as well as warrants to purchase shares of our common stock (the “Warrants”) equal to 5% of the aggregate number of shares sold in the Offering at an exercise price per share equal to 125% of the public offering price per share.

We are making the offering and sale of the above shares and warrants pursuant to a shelf registration statement on Form S-3 (Registration No. 333- 160568) declared effective by the Securities and Exchange Commission on July 23, 2009, and a base prospectus dated as of the same date, as supplemented by a prospectus supplement to be filed with the Securities and Exchange Commission no later than February 4, 2010.

The descriptions of terms and conditions of the Engagement Letter and the Securities Purchase Agreement set forth herein are not complete and are qualified in their entirety by the full text of the form of Securities Purchase Agreement and the Engagement Letter.  The form of Securities Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The Engagement Letter is included, attached as Exhibit 1.1 to our Form 8-K filed on November 12, 2009, and is incorporated herein by reference.

The legal opinion of Parr Brown Gee & Loveless, P.C. relating to the shares issued in the Offering is attached as Exhibit 5.1 to this report.

A copy of the press release making the announcement of the Offering is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
5.1	Opinion of Parr Brown Gee & Loveless, P.C.
10.1	Securities Purchase Agreement, dated as of February 2, 2010, by and between ULURU Inc. and the purchasers signatory thereto.
23.1	Consent of Parr Brown Gee & Loveless, P.C. (included in Exhibit 5.1)
99.1	Press release dated February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: February 3, 2010	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Parr Brown Gee & Loveless, P.C.
10.1	Securities Purchase Agreement, dated as of February 2, 2010, by and between ULURU Inc. and the purchasers signatory thereto.
23.1	Consent of Parr Brown Gee & Loveless, P.C. (included in Exhibit 5.1)
99.1	Press release dated February 3, 2010.